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                                                                  EXHIBIT 23.3

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our Firm under the caption "Experts" and to the use of our report dated August 20, 1998, with respect to the financial statements of International Information Technology IIT, C.A., included in the Registration Statement (Form S-1) and related Prospectus of
USINTERNETWORKING, Inc. dated January 15, 1999.


                                              /s/ Bassan & Asociados S.C.


Caracas, Venezuela
January 14, 1999